Capital Appreciation
                                     Income

                                  ANNUAL REPORT

                                 MARCH 31, 1999
                                 --------------

                                     UTILITY
                                      FUND
                                     --------


                                     EQUITY
                                      FUND
                                     -------


                                  GROWTH/VALUE
                                      FUND
                                  -------------


                                AGGRESSIVE GROWTH
                                      FUND

                                        .
                                        .
                                        .
                                        .
                                        .
                                        .

                                   Countrywide
                                   -----------
                                   Investments

LETTER FROM THE CHAIRMAN
================================================================================

Photo of: Angelo R. Mozilo

Dear Shareholders:

Thirty years ago, David Loeb and I had an ambitious vision for a new mortgage lending company. As we pondered a name for the company, we thought big:
Worldwide. But even the two of us, as ambitious as we were, could not conceive of a global reach for the company. After rejecting Nationwide, we settled on Countrywide and the rest is history. Now it seems our dreams were too modest. On February 17, Countrywide signed a letter of intent to form a European mortgage banking joint venture with Woolwich, plc, one of the five largest mortgage originators and servicers in the United Kingdom. The initial purpose of the joint venture is to provide fee-based mortgage services for Woolwich, which has a mortgage servicing portfolio equivalent to $40 billion, annual fundings equivalent to $10 billion and mortgage operations in France and Italy. The joint venture will also market its services to other lenders throughout the European Union.

Growth and change are crucial to our success at Countrywide. New ideas and the latest technology -- as well as huge ambition and passion to be the best -- made us the nation's largest independent residential mortgage lender and servicer. This philosophy also applies to the many Countrywide subsidiaries, including Countrywide Investments. We are committed to creating value for our shareholders by offering a variety of investment opportunities. There are currently 17 funds offered through Countrywide Investments, each designed to fulfill specific financial needs. As the merger and acquisition team adds new funds, shareholders will enjoy an even broader range of investment choices. Just as Countrywide Home Loans delivers the American dream of homeownership, Countrywide Investments brings financial dreams within the reach of every investor. Whether planning for a family, college education or retirement, Countrywide Investments makes saving and investing money easy and convenient.

Thank you for choosing Countrywide Investments for your financial planning needs. We hope our services will bring you the financial rewards of careful planning and big dreams.

Sincerely,

/s/Angelo R. Mozilo
Angelo R. Mozilo
Chairman

LETTER FROM THE PRESIDENT
================================================================================

Photo of: Robert H. Leshner

Dear Fellow Shareholders:

We are pleased to present Countrywide Strategic Trust's annual report for the fiscal year ended March 31, 1999. This report provides financial data and performance information for the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund. These Funds represent the four equity products currently offered among the 17 mutual funds which comprise the Countrywide Family of Funds.

For the ninth consecutive year, the U.S. economy continued its longest peacetime expansion on record and the second longest this century. The Dow Jones Industrial Average reached a milestone when it closed above 10,000. A more significant figure was the U.S. unemployment rate, which dropped to a 29-year low. Other indicators of a strong economy included: inflation below 2%, low interest rates, rising consumer confidence, strong consumer spending, strong U.S. dollar and rebounding corporate profits.

For the most part, investors ignored valuation and focused on companies with rapid earnings and revenue growth. High-flying technology and Internet stocks performed particularly well. A flurry of merger and acquisition activity, in addition to a number of IPOs, helped to spark Internet fever. The performance gap between large and small-cap stocks was enormous during the first quarter of 1999. The S&P 500 Index outperformed the Russell 2000 Index by 10.4%. Growth stocks also continued to outperform value stocks significantly, continuing a five-year trend.

We expect continued strong earnings growth for the second quarter in the technology, consumer cyclicals and financial sectors. Internet stocks may continue to receive tremendous investor attention, but we believe the prudent approach is to invest in companies that are major providers of the Internet's infrastructure, as they can be less volatile than startups. We believe utility stocks to be oversold and valuations among the cheapest in the market; therefore, we feel there are some compelling buys in this sector.

Countrywide Investments remains committed to providing products and services that help investors meet their financial goals. Our success has been built on the confidence investors have extended to us. We thank you for your support and look forward to continued service to you in the future.

Sincerely,


/s/Robert H. Leshner
Robert H. Leshner
President

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Utility Fund seeks a high level of total return by investing primarily in securities of public utilities. Capital appreciation is a secondary objective. The Fund's total returns for the fiscal year ended March 31, 1999 (excluding the impact of applicable sales loads) were -4.79% and -5.92% for Class A and Class C shares, respectively.

During fiscal 1999, the markets again enjoyed strong domestic growth with minimal inflationary threats. Record low unemployment, high consumer confidence and gains in real wages contributed to higher levels of consumer spending, providing a boost to Gross Domestic Product (GDP). Despite the favorable domestic economic conditions, stock market gains were very narrow, with investors preferring higher growth industries such as technology, pharmaceuticals and communications. The movement toward higher growth names came largely at the expense of the utility, basic materials and energy sectors, which are deemed to be more value-oriented areas. The rotation from value to growth was magnified by rising interest rates during the second half of the fiscal year. After bottoming out at 4.71% in early October, the yield on the 30-year U.S. Treasury bond rose to 5.60% at the end of March. Since many investors consider utility stocks to be an alternative to bonds, utilities fell along with the bond market. As a result, the S&P Utility Index returned -1.51% for the fiscal year, compared to the 13.19% return of the Dow Jones Industrial Average and the 18.47% return of the S&P 500 Index.

Once again, the best performing sector within the Fund was telecommunications. Our holdings in Bell Atlantic, AT&T and Lucent Technologies performed very well as the power of data and Internet communications became available to a record number of individuals and businesses. Almost all of the traditional electric utilities in the Fund performed below expectations due to the overall industry sell-off. As has been the case over the last few years, utility funds again did not participate in the record amounts of new money flowing into the equity markets. As a result, very few new names were added to the portfolio and portfolio turnover again was minimal.

Our outlook for the utility sector remains optimistic. We expect the backup in interest rates to be temporary, thus providing a more positive environment for utility stocks. Deregulation and consolidation should continue to be positive for the industry. The demand for telecommunications should continue to boom as the Internet grows and high speed access to the world wide web becomes more commonplace and affordable. The Fund will continue to concentrate on owning those companies that can provide attractive total returns, and are well positioned to increase their revenues and earnings in the upcoming period of deregulation.

Chart:
Comparison of the Change in Value of a $10,000 Investment in the Utility Fund - Class A* and the Standard & Poor's Utility Index

                         Utility Fund
                  Average Annual Total Returns
              1 Year    5 Years   Since Inception*
Class A       (8.60%)   11.40%       10.47%
Class C       (5.92%)   11.41%        8.98%

   Standard & Poor's Utility Index     Utility Fund - Class A
               10000                    9600
               10243                    9671
               11412                   10320
3/90           10562                   10115
               10618                   10144
               10140                    9854
               11120                   10562
3/91           11367                   11049
               10889                   11115
               11749                   12144
               12746                   12960
3/92           11556                   12356
               12457                   12905
               13438                   13398
               13777                   13953
3/93           15264                   14906
               15548                   15130
               16589                   15556
               15634                   15073
3/94           14305                   14591
               14304                   14469
               14369                   14660
               14355                   14769
3/95           15349                   15128
               16491                   15890
               18350                   16986
               20409                   18677
3/96           19434                   18404
               20408                   19283
               19732                   18651
               21038                   19755
3/97           20326                   19437
               21524                   20784
               22573                   21626
               26248                   25266
3/98           27729                   27390
               28066                   25933
               29371                   26862
               30128                   29724
3/99           27297                   26079


Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that offer attractive total returns through potential growth of both share price and dividends. The Fund's total returns for the fiscal year ended March 31, 1999 (excluding the impact of applicable sales loads) were 14.30% and 13.03% for Class A and Class C shares, respectively.

During the fiscal year, the continued strength in the U.S. economy combined with low inflation to push the major large-cap stock indices to new highs. Record low unemployment, high consumer confidence and gains in real wages contributed to higher levels of consumer spending, providing a larger than expected boost to Gross Domestic Product (GDP). Stability in much of Asia toward the end of the fiscal year allowed corporate profits to post their largest gains in almost two years.

Market gains were very narrow in the latest fiscal year, with investors preferring to own those very few large-cap growth-oriented names that were responsible for most of the gains in the market. Toward the end of the fiscal year, value and cyclical stocks began to rally on the expectations of continued strong U.S. economic growth, low inflation and recoveries in the economies of many emerging markets. Although returns were down from the unsustainable levels seen in fiscal year 1998, most indices still managed to post double-digit increases as evidenced by the 18.47% return of the S&P 500 Index, the 13.19% gain in the Dow Jones Industrial Average and the 34.09% rise in the NASDAQ Composite Index. Mid-cap stocks managed to post a gain of only 0.46% and small-cap stocks lost 17.28% during the same time period.

The Fund remained well-diversified throughout the fiscal year. Holdings in the technology, healthcare and communications sectors enjoyed very strong performance. Technology stocks benefited from the growth of the Internet, the demand for personal computers and the continued move to networking of computer systems. Healthcare stocks enjoyed the positive fundamentals brought on by an aging population, advances in drug therapies and the introduction of new treatments that showed success in battling some of the most widespread diseases. Communications stocks were the beneficiaries of increased need for high speed Internet access and the boom in data communications.

Management continues to focus on those companies that are leaders in their industries and can offer growth in revenues, cash flows and earnings. We remain optimistic on the longer term fundamentals facing the market -- low inflation, an expectation for lower interest rates and continued economic growth. We will continue to seek to own companies that have a competitive advantage and have the capability to expand their profit margins.

Chart:
Comparison of the Change in Value of a $10,000 Investment in the Equity Fund - Class C* and the Standard & Poor's 500 Index

                Equity Fund
        Average Annual Total Returns

          1 Year    5 Years   Since Inception*
Class A     9.73%    19.34%      16.36%
Class C    13.03%    19.34%      15.83%

     Standard & Poor's 500 Index   Equity Fund - Class C
               10000                   10000
               10078                   10010
               10338                   10130
               10578                    9994
3/94           10177                    9709
               10220                    9317
               10718                    9787
               10716                    9751
3/95           11760                   10419
               12883                   11095
               13907                   11893
               14744                   12776
3/96           15535                   13222
               16232                   13797
               16734                   14105
               18129                   14491
3/97           18615                   14678
               21865                   16746
               23503                   17801
               24178                   18603
3/98           27550                   20788
               28460                   20938
               25629                   18724
               31087                   22454
3/99           32636                   23497

Past performance is not predictive of future performance.

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the fiscal year ended March 31, 1999, the Fund's total return (excluding the impact of applicable sales loads) was 29.89%, as compared to 18.47% for the S&P 500 Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments in companies of various sizes. For the fiscal year ended March 31, 1999, the Fund's total return (excluding the impact of applicable sales loads) was 15.46%, as compared to the 34.09% return for the NASDAQ Composite Index.

Volatility has once again intensified within the equity market over the past year. Growth stocks, after having dominated the bull market since the October lows of last year, have recently retreated somewhat as lagging cyclical sectors regained some investor interest. Although a "corrective phase" can be unsettling, as evidenced most vividly in the Internet stocks, the broadening of market participation is a positive development for the longevity of the bull market.

Maintaining a focus on long-term secular developments that are impacting the investment landscape should provide investor comfort that an exciting period of innovation, technological creativity and revolutionary healthcare products and therapies lie before us.

Despite Wall Street's preoccupation with short-term trading strategies, sector rotation and rearview analysis, strong secular dynamics are still unfolding that should provide a thrust to equity prices for some time. For example, preoccupation with Y2K's potential short-term effect on PC demand can cause investors to lose sight of the explosive demand for productivity enhancing software and hardware in the year 2000 as new technologies enter the scene.

As corporate earnings of the market leading technology stocks are reported, the robust condition of their industry and the overall economy have significantly increased investor comfort with the earnings prospects of these companies. Corporate earnings growth has not been limited to the technology sector. Based on the companies in the S&P 500 Index that have reported earnings for the quarter ended March 31, 1999, operating earnings per share are up substantially versus last year's decline of 1.6% and are above most analysts' expectations.

The fundamentals of the U.S. economy continue to support a positive long-term outlook for the equity market and continue to benefit from low inflation, low unemployment and a favorable interest rate environment. As a result, U.S. consumers, the main drivers behind the demand for U.S. goods and services, are participating in the rewards of a healthy and growing U.S. economy. Going on the ninth consecutive year of an economic expansion, we remain positive on 1999 Gross Domestic Product (GDP) growth.

In addition to the continuing strong domestic consumer spending trends, the international economy appears to be improving. Based on many U.S. companies' observations, demand is increasing in Asia for U.S. goods and services. This incremental factor, which is helping to drive the U.S. economy, has eased investor fears of moderating U.S. GDP growth. The recent recovery of cyclical stocks is evidence of the improving outlook for international economies, especially in Asia. In addition to creating an impetus for higher demand and profitability for the large U.S. multinational conglomerates, it should also lead to additional cash flow available for technology spending.

With early signs of recovery emerging in Asia and a need to encourage growth in Europe, the balance of economic policy worldwide cannot risk undoing the delicate recovery underway. Consequently, we remain encouraged that the policy background should be supportive to growth and liquidity, the foundation of higher market valuations.

Our concentrated sectors each have distinct characteristics supporting long-term growth. Health care is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================
We attempt to position the Growth/Value Fund to participate in bull markets and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

Chart:

Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund and the Standard & Poor's 500 Index

    Growth/Value Fund
Average   Annual Total Returns
 1 Year      Since Inception*
 24.69%          25.02%

     Standard & Poor's 500 Index    Growth/Value Fund
               10000                      9600
               10576                     10099
3/96           11143                     10992
               11643                     11098
               12003                     11290
               13004                     12185
3/97           13352                     12291
               15684                     14437
               16858                     16335
               17342                     15083
3/98           19762                     16805
               20414                     17104
               18383                     15650
               22299                     20975
3/99           23410                     21828

Past performance is not predictive of future performance.

*Fund inception was September 29, 1995.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Composite Index*

Aggressive Growth Fund
Average Annual Total Returns
  1 Year      Since Inception*
  10.85%          17.48%

        NASDAQ Composite Index    Aggressive Growth Fund
               10000                  9600
               10064                  9552
3/96           10545                 10406
               11353                 10762
               11761                 10982
               12382                 11853
3/97           11723                 11391
               13860                 13440
               16216                 16740
               15125                 13873
3/98           17700                 15210
               18287                 14373
               16365                 12911
               21206                 17375
3/99           23823                 17562

Past performance is not predictive of future performance.

Fund inception was September 29, 1995.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=============================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 27,869,108     $  34,520,209
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 27,852,815     $  34,520,209
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 41,623,274     $  53,815,963
Repurchase agreements (Note 2)...........................................               --         5,420,000
Cash.....................................................................            2,991                78
Dividends and interest receivable........................................          122,963            27,875
Receivable for capital shares sold ......................................           17,314            39,210
Other assets.............................................................           13,098            27,036
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       41,779,640        59,330,162
                                                                             --------------   ---------------
LIABILITIES
Dividends payable........................................................           24,844                --
Payable for capital shares redeemed......................................           87,747           533,072
Payable to affiliates (Note 4)...........................................           34,333            57,193
Other accrued expenses and liabilities ..................................           26,890            33,658
                                                                             --------------   ---------------

   TOTAL LIABILITIES.....................................................          173,814           623,923
                                                                             --------------   ---------------

NET ASSETS ..............................................................     $ 41,605,826     $  58,706,239
                                                                             --------------   ---------------
Net assets consist of:
Paid-in capital..........................................................     $ 26,304,587     $  39,337,704
Accumulated net realized gains from security transactions................        1,530,780            72,781
Net unrealized appreciation on investments ..............................       13,770,459        19,295,754
                                                                             --------------   ---------------
Net assets ..............................................................     $ 41,605,826     $  58,706,239
                                                                             ==============   ===============
PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...............................     $ 38,390,936     $  55,560,703
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        2,488,896         2,511,439
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      15.42     $       22.12
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      16.06     $       23.04
                                                                             ==============   ===============
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...............................     $  3,214,890     $   3,145,536
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................          208,694           143,890
                                                                             ==============   ===============
Net asset value, offering price and redemption price per share (Note 2)..     $      15.40     $       21.86
                                                                             ==============   ===============

See accompanying notes to financial statements.

                                                                               7


STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=============================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 15,111,560     $   8,087,571
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 15,111,808     $   8,087,609
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 24,662,044     $  11,406,341
Cash.....................................................................           20,191             6,509
Dividends receivable.....................................................            6,641               800
Receivable for capital shares sold.......................................            9,087             6,708
Organization costs, net (Note 2).........................................            9,521             9,521
Other assets.............................................................            9,571             8,361
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       24,717,055        11,438,240
                                                                             --------------   --------------
LIABILITIES
Payable for capital shares redeemed......................................            5,564            14,166
Payable to affiliates (Note 4)...........................................           29,120             8,470
Other accrued expenses and liabilities...................................           18,644            13,494
                                                                             --------------   ---------------
   TOTAL LIABILITIES.....................................................           53,328            36,130
                                                                             --------------   ---------------
NET ASSETS ..............................................................     $ 24,663,727     $  11,402,110
                                                                             ==============   ===============
Net assets consist of:
Paid-in capital..........................................................     $ 15,113,491     $   8,083,378
Net unrealized appreciation on investments...............................        9,550,236         3,318,732
                                                                             --------------   ---------------
Net assets...............................................................     $ 24,663,727     $  11,402,110
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        1,409,641           724,665
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      17.50     $       15.73
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      18.23     $       16.39
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1999
=============================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................................................     $  1,364,429     $     455,841
   Interest .............................................................          215,761           290,044
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME ............................................        1,580,190           745,885
                                                                             --------------   ---------------
EXPENSES
   Investment advisory fees (Note 4) ....................................          326,576           375,212
   Distribution expenses, Class A (Note 4)...............................           92,716           117,348
   Distribution expenses, Class C (Note 4) ..............................           31,159            30,890
   Transfer agent fees, Class A (Note 4).................................           33,695            24,679
   Transfer agent fees, Class C (Note 4).................................           12,000            12,000
   Accounting services fees (Note 4) ....................................           36,000            39,000
   Postage and supplies..................................................           24,800            20,140
   Professional fees ....................................................           17,721            22,721
   Registration fees, Common ............................................            2,174             2,064
   Registration fees, Class A ...........................................            6,023             6,213
   Registration fees, Class C ...........................................            5,611             5,336
   Trustees' fees and expenses ..........................................           10,309            10,309
   Custodian fees .......................................................            6,671             7,679
   Reports to shareholders ..............................................            5,253             4,159
   Insurance expense ....................................................            3,995             3,295
   Other expenses .......................................................            3,945             8,244
                                                                             --------------   ---------------
     TOTAL EXPENSES .....................................................          618,648           689,289
                                                                             --------------   ---------------
NET INVESTMENT INCOME ...................................................          961,542            56,596
                                                                             --------------   ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................        2,008,632            72,685
   Net change in unrealized appreciation/depreciation on investments.....       (5,229,709)        6,891,335
                                                                             --------------   ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ...............       (3,221,077)        6,964,020
                                                                             --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  ..................     $ (2,259,535)    $   7,020,616
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1999
=============================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends.............................................................     $    163,717     $      41,149
   Interest..............................................................           23,256            13,153
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME.............................................          186,973            54,302
                                                                             --------------   ---------------
EXPENSES
   Investment advisory fees (Note 4).....................................          254,571           125,575
   Distribution expenses (Note 4)........................................           57,474            19,824
   Accounting services fees (Note 4).....................................           24,000            24,000
   Professional fees.....................................................           16,540            12,940
   Transfer agent fees (Note 4)..........................................           12,491            12,250
   Trustees' fees and expenses...........................................           11,241            11,241
   Postage and supplies..................................................           11,098            10,405
   Registration fees.....................................................            8,889             8,678
   Custodian fees........................................................            8,923             5,926
   Amortization of organization costs (Note 2)...........................            6,355             6,355
   Insurance expense.....................................................            3,135             2,085
   Reports to shareholders...............................................            2,347             2,293
   Other expenses........................................................            5,674             9,769
                                                                             --------------   ---------------
     TOTAL EXPENSES......................................................          422,738           251,341
   Expenses reimbursed by the Adviser (Note 6)...........................               --            (6,473)
                                                                             --------------   ---------------
     NET EXPENSES .......................................................          422,738           244,868
                                                                             --------------   ---------------
NET INVESTMENT LOSS .....................................................         (235,765)         (190,566)
                                                                             --------------   ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................        3,987,680         1,735,380
   Net change in unrealized appreciation/depreciation on investments ....        1,438,007          (936,684)
                                                                             --------------   ---------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................        5,425,687           798,696
                                                                             --------------   ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS  .............................     $  5,189,922     $     608,130
                                                                             --------------   ---------------

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1999 and 1998
=============================================================================================================
                                                              Utility                        Equity
                                                               Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1999           1998            1999           1998
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income.......................   $    961,542    $  1,203,757    $    56,596    $   134,298
   Net realized gains from
     security transactions.....................      2,008,632         396,431         72,685        131,522
   Net change in unrealized appreciation/depreciation
     on investments............................     (5,229,709)     12,365,467      6,891,335      9,717,678
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net
   assets from operations......................     (2,259,535)     13,965,655      7,020,616      9,983,498
                                                  ------------   --------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........       (923,626)     (1,131,462)       (56,596)     (134,305)
   From net investment income, Class C.........        (37,916)        (72,537)            --            --
   Return of capital, Class A..................             --              --         (7,701)           --
   From net realized gains on security
     transactions, Class A.....................       (441,346)       (598,344)            --       (266,654)
   From net realized gains on security
     transactions, Class C.....................        (36,559)        (49,575)            --        (29,203)
                                                  ------------   --------------  -------------  -------------
Decrease in net assets from distributions
   to shareholders.............................     (1,439,447)     (1,851,918)       (64,297)      (430,162)
                                                  ------------   --------------  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold...................      4,525,134       6,395,680     16,146,962     27,157,778
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders...........................      1,225,189       1,560,076         63,426        393,608
   Payments for shares redeemed................     (6,425,371)    (12,764,160)    (5,648,244)   (12,645,062)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   Class A share transactions..................       (675,048)     (4,808,404)    10,562,144     14,906,324
                                                  ------------   --------------  -------------  -------------

CLASS C
   Proceeds from shares sold...................        424,245         343,251        566,536        386,194
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders...........................         69,533         112,220             --         29,105
   Payments for shares redeemed................       (573,313)       (887,840)    (1,576,756)      (429,754)
                                                  ------------   --------------  -------------  -------------

Net decrease in net assets from Class C
   share transactions..........................        (79,535)       (432,369)    (1,010,220)       (14,455)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   capital share transaction...................       (754,583)     (5,240,773)     9,551,924     14,891,869
                                                  ------------   --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......     (4,453,565)      6,872,964     16,508,243     24,445,205

NET ASSETS:
   Beginning of year...........................     46,059,391      39,186,427     42,197,996     17,752,791
                                                  ------------   --------------  -------------  -------------
   End of year.................................   $ 41,605,826    $ 46,059,391    $58,706,239    $42,197,996
                                                  ============   ==============  =============  =============


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended March 31,1999 and 1998
and August 31, 1997
====================================================================================================================
                                                    Growth/Value Fund             Aggressive Growth Fund

                                                 Year    Seven Months   Year       Year   Seven Months    Year
                                                 Ended       Ended      Ended      Ended      Ended       Ended
                                               March 31,   March 31,  August 31,  March 31,  March 31,  August 31,
                                                 1999       1998(A)      1997       1999      1998(A)      1997
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss.....................   $(235,765)  $(146,022)  $(214,624)  $(190,566)  $(142,331)  $(148,879)
   Net realized gains (losses) from
     security transactions.................   3,987,680   1,566,803     894,909   1,735,380     241,580    (356,478)
   Net change in unrealized
     appreciation/depreciation
     on investments........................   1,438,007     437,753   7,431,395    (936,684)   (458,321)   4,653,168
                                             ----------  ----------   ---------   ---------   ---------    ---------
Net increase (decrease) in net assets
  from operations..........................   5,189,922   1,858,534   8,111,680     608,130    (359,072)   4,147,811
                                             ----------  ----------   ---------   ---------   ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains on
      security transactions................  (4,390,836) (1,021,333)   (888,542) (1,620,482)        --       (16,180)
                                             ----------  ----------   ---------   ---------   ---------    ---------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ..............   4,555,639   6,013,814   9,367,824   3,396,790   4,724,918    5,211,479
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..........................   2,552,347     348,462     260,810     978,542         --         4,532
   Payments for shares redeemed............ (11,892,598) (5,328,293) (5,181,368) (7,456,234) (2,854,217)  (1,913,821)
                                             ----------  ----------   ---------   ---------   ---------    ---------
Net increase (decrease) in net assets from
   capital share transactions..............  (4,784,612)  1,033,983   4,447,266  (3,080,902)  1,870,701    3,302,190
                                             ----------  ----------   ---------   ---------   ---------    ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS  ..  (3,985,526)  1,871,184  11,670,404  (4,093,254)  1,511,629    7,433,821

NET ASSETS:
   Beginning of period.....................  28,649,253  26,778,069  15,107,665  15,495,364  13,983,735    6,549,914
                                             ----------  ----------   ---------   ---------   ---------    ---------
   End of period........................... $24,663,727 $28,649,253 $26,778,069 $11,402,110 $15,495,364   $13,983,735
                                            =========== =========== =========== =========== ===========   ===========

(A) Effective as of the close of business on August 29, 1997, the Growth/Value Fund and Aggressive Growth Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to March 31 (Note 6).

See accompanying notes to financial statements.


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
===============================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
===============================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.76    $  12.44    $  12.24    $  10.47     $ 10.52
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.38        0.43        0.46        0.47        0.43
   Net realized and unrealized gains (losses)
      on investments............................       (1.16)       4.56        0.22        1.77        (0.05)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.78)       4.99        0.68        2.24        0.38
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.38)      (0.43)      (0.46)      (0.47)      (0.43)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.56)      (0.67)      (0.48)      (0.47)      (0.43)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.42    $  16.76    $  12.44    $  12.24     $ 10.47
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (4.79) %     40.92%        5.61%      21.65%      3.68%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 38,391    $ 42,463    $ 36,087    $ 40,424     $40,012
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........       1.33%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average
    net assets..................................       2.30%       3.03%       3.65%       3.97%       4.06%

Portfolio turnover rate ........................          4%          0%          3%         11%         17%

--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
=================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
=================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.74    $  12.43    $  12.23    $  10.46     $ 10.51
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.18        0.31        0.35        0.37        0.35
   Net realized and unrealized gains (losses)
     on investments.............................       (1.16)       4.57        0.24        1.78        (0.04)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.98)       4.88        0.59        2.15        0.31
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.18)      (0.33)      (0.37)      (0.38)      (0.36)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.36)      (0.57)      (0.39)      (0.38)      (0.36)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.40    $  16.74    $  12.43    $  12.23     $ 10.46
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (5.92)%      39.91%       4.82%      20.78%       3.00%
                                                  ----------   ---------   ----------   ---------  ----------
Net assets at end of year (000's)...............    $  3,215    $  3,597    $  3,099    $  3,686     $ 3,599
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets ........       2.50%       2.00%       2.00%       2.00%       2.00%

Ratio of net investment income to average
   net assets..................................        1.13%       2.28%       2.89%       3.19%       3.41%

Portfolio turnover rate.........................          4%          0%          3%         11%         17%

------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

14

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
==================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
==================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.38    $  13.76    $  12.45    $   9.84     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------
Income from investment operations:
   Net investment income........................        0.04        0.09        0.12        0.13        0.15
   Net realized and unrealized gains
     on investments.............................        2.73        5.76        1.35        2.60        0.59
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.77        5.85        1.47        2.73        0.74
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.03)      (0.08)      (0.12)      (0.12)      (0.16)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.03)      (0.23)      (0.16)      (0.12)      (0.16)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  22.12    $  19.38    $  13.76    $  12.45     $  9.84
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................      14.30%      42.74%      11.82%      27.90%       8.07%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 55,561    $ 38,336    $ 14,983    $  8,502     $ 4,300
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net
   assets(B)....................................       1.31%       1.25%       1.25%        1.25%       1.25%

Ratio of net investment income to average
   net asset....................................       0.18%       0.53%       0.91%        1.06%       1.57%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%

--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02% and 1.94% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
======================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
======================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.34    $  13.77    $  12.46    $   9.86     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income (loss).................       (0.19)     (0.03)        0.02        0.05        0.10
   Net realized and unrealized gains
      on investments............................        2.71        5.75        1.35        2.60        0.57
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.52        5.72        1.37        2.65        0.67
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........          --          --       (0.02)      (0.05)      (0.07)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................          --       (0.15)      (0.06)      (0.05)      (0.07)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  21.86    $  19.34    $  13.77    $  12.46     $  9.86
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................      13.03%      41.63%      11.01%      26.90%      7.32%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $  3,146    $  3,862    $  2,770    $  2,436     $ 1,995
                                                  ==========   =========   ==========   =========  ==========
Ratio of net expenses to average net
   assets(B)....................................       2.41%       2.00%       2.00%        2.00%       2.00%

Ratio of net investment income (loss) to
   average net assets...........................      (0.92)%     (0.18)%      0.15%        0.38%       0.68%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%

---------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70% and 2.50% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

16

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
======================================================================================================================
                                                       Year       Seven Months        Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,      August 31,     August 31,
                                                       1999          1998(A)          1997          1996(B)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      16.30    $      15.90    $     11.18    $     10.00
                                                  ------------   --------------  -------------  -------------
Income from investment operations:
   Net investment loss.........................          (0.17)          (0.08)         (0.13)        (0.06)(C)
   Net realized and unrealized gains
     on investments............................           4.84            1.05           5.39           1.24
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           4.67            0.97           5.26           1.18
                                                  ------------   --------------  -------------  -------------
Less distributions:
   Distributions from net realized gains.......          (3.47)          (0.57)         (0.54)           --
                                                  ------------   --------------  -------------  -------------
Net asset value at end of period...............   $      17.50    $      16.30    $     15.90    $     11.18
                                                  ============   ==============  =============  =============
Total return(D) ...............................         29.89%           6.43%         47.11%         11.80%
                                                  ============   ==============  =============  =============
Net assets at end of period (000's)............   $     24,664    $     28,649    $    26,778    $    15,108
                                                  ============   ==============  =============  =============

Ratio of net expenses to average net
   assets(E)...................................          1.66%           1.66%(F)       1.95%          1.95%(F)

Ratio of net investment loss to average
   net assets(F)...............................         (0.93)%          (0.91)%(F)     (1.03)%       (0.62)%

Portfolio turnover rate........................            59%             62%(F)         52%            21%

---------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31 (Note 7).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been
    2.83%(F) for the period ended August 31, 1996.
(F) Annualized.

See accompanying notes to financial statements.

                                                                              17


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
=====================================================================================================================
                                                       Year       Seven Months        Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,      August 31,     August 31,
                                                       1999          1998(A)          1997          1996(B)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      15.81    $      16.29    $     10.95    $     10.00
                                                  ------------   --------------  -------------  -------------

Income (loss) from investment operations:
   Net investment loss.........................          (0.27)          (0.15)         (0.17)         (0.11)(C)
   Net realized and unrealized gains (losses)
      on investments................................      2.67           (0.33)          5.54           1.06
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           2.40           (0.48)          5.37           0.95
                                                  ------------   --------------  -------------  -------------
Less distributions:
   Distributions from net realized gains.......          (2.48)             --          (0.03)           --
                                                  ------------   --------------  -------------  -------------
Net asset value at end of period...............   $      15.73    $      15.81    $     16.29    $     10.95
                                                  ============   ==============  =============  =============
Total return(D) ...............................         15.46%          (2.95)%        49.09%          9.50%
                                                  ============   ==============  =============  =============
Net assets at end of period (000's)............   $     11,402    $     15,495    $    13,984    $     6,550
                                                  ============   ==============  =============  =============

Ratio of net expenses to average net
   assets(E)...................................          1.95%           1.95%(F)        1.94%          1.95%(F)

Ratio of net investment loss to average
   net assets(F)...............................         (1.52)%         (1.66)%(F)      (1.57)%        (1.26)%

Portfolio turnover rate........................            93%             40%(F)          51%            16%

Amount of debt outstanding at end of period....   $         --             n/a            n/a            n/a

Average daily amount of debt outstanding during
   the period (000's)..........................   $         80             n/a            n/a            n/a

Average daily number of capital shares outstanding
   during the period (000's)...................            818             n/a            n/a            n/a

Average amount of debt per share during
   the period..................................   $       0.10             n/a            n/a            n/a

-----------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31 (Note 7).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.00%, 2.62% and 5.05%(F) for the periods ended March 31, 1999, August 31, 1997 and August 31, 1996, respectively (Note 6).
(F) Annualized.

See accompanying notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================
1.   ORGANIZATION
The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Note 7).

The Utility Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund invests primarily in common, preferred and convertible preferred stocks of public utilities that currently pay dividends. The Fund also invests in investment grade bonds of public utilities. The public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund's investment adviser, in selecting securities for purchase, employs a quantitative screening strategy, searching for securities believed to offer above market growth at below market pricing.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments are largely made in companies of greater than $750 million capitalization.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks, but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase).

The Utility Fund and Equity Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
                                                                              19

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund and Equity Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share. The net asset value per share of the Growth/Value Fund and Aggressive Growth Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share of the Growth/Value Fund and Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).

The redemption price per share of each Fund, including each class of shares with respect to the Utility Fund and Equity Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund and Equity Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Utility Fund and Equity Fund and annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund and Equity Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of March 31, 1999:

-----------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................   $ 14,044,227    $ 21,522,301    $ 9,754,046    $ 3,705,151
Gross unrealized depreciation..................       (273,768)     (2,226,547)      (203,810)      (386,419)
                                                  ------------   --------------  -------------  -------------
Net unrealized appreciation....................   $ 13,770,459    $ 19,295,754    $ 9,550,236    $ 3,318,732
                                                  ------------   --------------  -------------  -------------
Federal income tax cost........................   $ 27,852,815    $ 34,520,209    $15,111,808    $ 8,087,608
                                                  ------------   --------------  -------------  -------------
-----------------------------------------------------------------------------------------------------------------

Reclassification of capital accounts -- For the year ended March 31, 1999, the Growth/Value Fund and Aggressive Growth Fund reclassified net investment losses of $235,765 and $190,566, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Equity Fund reclassified $7,701 of overdistributed net investment income against paid-in capital. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 1999:

------------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
------------------------------------------------------------------------------------------------------------------
Purchases of investment securities.............   $  1,721,320    $ 14,471,647    $14,983,235    $11,641,423
                                                  ============   ==============  =============  =============
Proceeds from sales and maturities of
   investment securities.......................   $  3,409,806    $  4,355,481    $26,159,764    $16,642,244
                                                  ============   ==============  =============  =============
------------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES
The Chairman, President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Utility Fund and Equity Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund and Aggressive Growth Fund to 1.95% of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from each of the Utility Fund and Equity Fund and $2,000 from each of the Growth/Value Fund and Aggressive Growth Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $5,789, $4,158, $3,390 and $7,588 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, for the year ended March 31, 1999. In addition, the Adviser collected $457 and $693 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of March 31, 1999. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

5.  Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

----------------------------------------------------------------------------------------------------------------
                                                             Utility                        Equity
                                                              Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1999           1998            1999           1998
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold....................................        275,492         441,718        818,011      1,675,833
Shares issued in reinvestment of distributions
   to shareholders.............................         75,229         105,777          3,351         22,496
Shares redeemed................................       (395,304)       (914,263)      (287,992)      (808,858)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in shares outstanding..        (44,583)       (366,768)       533,370        889,471
Shares outstanding, beginning of year..........      2,533,479       2,900,247      1,978,069      1,088,598
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................      2,488,896       2,533,479      2,511,439      1,978,069
                                                  ============   ==============  =============  =============
CLASS C
Shares sold....................................         25,825          23,316         28,644         23,254
Shares issued in reinvestment of distributions
   to shareholders.............................          4,271           7,595             --          1,642
Shares redeemed................................        (36,290)        (65,381)       (84,439)       (26,402)
                                                  ------------   --------------  -------------  -------------
Net decrease in shares outstanding.............         (6,194)        (34,470)       (55,795)        (1,506)
Shares outstanding, beginning of year..........        214,888         249,358        199,685        201,191
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................        208,694         214,888        143,890        199,685
                                                   ============   ==============  =============  =============
----------------------------------------------------------------------------------------------------------------
                                                                              23


----------------------------------------------------------------------------------------------------------------
                                                      Growth/Value                   Aggressive Growth
                                                          Fund                             Fund
                                               Year   Seven Months   Year       Year   Seven Months    Year
                                               Ended      Ended      Ended      Ended      Ended       Ended
                                             March 31,  March 31,  Aug. 31,   March 31,  March 31,   Aug. 31,
                                               1999       1998       1997       1999       1998        1997
----------------------------------------------------------------------------------------------------------------
Shares sold................................   263,603    392,494     751,684    216,290    304,821    418,585
Shares issued in reinvestment of distributions
   to shareholders.........................   150,161     23,529      16,584     63,418        --        376
Shares redeemed............................  (761,516)  (343,315)   (434,401)  (535,148)  (183,404) (158,580)
                                            ---------- ----------  ---------  ---------  ---------  ---------
Net increase (decrease) in shares
   outstanding.............................  (347,752)    72,708     333,867   (255,440)   121,417   260,381
Shares outstanding, beginning of period....  1,757,393 1,684,685   1,350,818    980,105    858,688   598,307
                                            ---------- ----------  ---------  ---------  ---------  ---------
Shares outstanding, end of period..........  1,409,641 1,757,393   1,684,685    724,665    980,105   858,688
                                            ---------- ----------  ---------  ---------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------

6.  BORROWINGS
The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 1999, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 7.75%. For the year ended March 31, 1999, the Aggressive Growth Fund incurred, and the Adviser reimbursed, $6,473 of interest expense on such borrowings.

7.  AGREEMENT AND PLAN OF REORGANIZATION
The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Growth/Value Fund and Aggressive Growth Fund qualified as a tax-free reorganization with no tax consequences to either Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed from August 31 to March 31.

8.  FEDERAL TAX INFORMATION (UNAUDITED)
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 1999. On October 30, 1998, the Utility Fund declared and paid a long-term capital gain distribution of $0.1820 per share. On November 16, 1998 and March 19, 1999, the Growth/Value Fund declared and paid long-term capital gain distributions of $0.5450 and $2.9234 per share, respectively. On March 19, 1999, the Aggressive Growth Fund declared and paid a long-term capital gain distribution of $2.4768 per share. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000.

UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
============================================================================================================
                                                                                                    Market
COMMON STOCKS -- 91.2%                                                            Shares             Value
------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 42.0%
AES Corp.*...............................................................           45,000     $   1,676,250
Baltimore Gas & Electric Co..............................................           50,050         1,270,019
Cinergy Corp.............................................................           50,000         1,375,000
Cleco Corp...............................................................           30,000           885,000
CMS Energy Corp..........................................................           60,000         2,403,750
DPL, Inc.................................................................           75,000         1,237,500
Duke Power Co............................................................           42,000         2,294,250
FPL Group, Inc...........................................................           45,000         2,396,250
Kansas City Power & Light Co.............................................           50,000         1,231,250
Northern States Power Co.................................................           60,000         1,391,250
Scana Corp...............................................................           60,000         1,301,250
                                                                                              ---------------
                                                                                               $  17,461,769
                                                                                              ---------------
TELECOMMUNICATIONS -- 37.7%
Ameritech Corp...........................................................           50,000     $   2,893,750
AT&T Corp................................................................           30,000         2,394,375
Bell Atlantic Corp.......................................................           50,000         2,584,375
BellSouth Corp...........................................................           75,000         3,004,687
GTE Corp.................................................................           45,000         2,722,500
Lucent Technologies, Inc.................................................           19,444         2,095,091
                                                                                              ---------------
                                                                                               $  15,694,778
                                                                                              ---------------
GAS COMPANIES -- 6.6%
MCN Corp.................................................................           70,000     $   1,124,375
Oneok, Inc...............................................................           25,000           618,750
Wicor, Inc...............................................................           50,000         1,012,500
                                                                                              ---------------
                                                                                               $   2,755,625
                                                                                              ---------------
WATER COMPANIES -- 4.9%
American Water Works, Inc................................................           70,000     $   2,034,375
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $24,267,526)...................................                      $  37,946,547
                                                                                              ---------------
=============================================================================================================
                                                                                    Par             Market
CORPORATE BONDS -- 5.2%                                                            Value             Value
-------------------------------------------------------------------------------------------------------------
Dayton Power & Light Co., 8.40%, 12/01/22................................     $  1,000,000     $   1,056,165
New York Telephone Co., 9.375%, 7/15/31..................................        1,000,000         1,120,562
                                                                             --------------   ---------------

TOTAL CORPORATE BONDS (Amortized Cost $2,085,289)........................     $  2,000,000     $   2,176,727
                                                                             ==============   ---------------

                                                                              25

UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
=============================================================================================================
                                                                                    Par             Market
COMMERCIAL PAPER -- 3.6%                                                           Value             Value
-------------------------------------------------------------------------------------------------------------
BP America, 4/01/99 (Amortized Cost $1,500,000)..........................     $  1,500,000     $   1,500,000
                                                                             ==============   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $27,852,815)........                      $  41,623,274

LIABILITIES IN EXCESS OF OTHER ASSETS-- 0.0% ............................                            (17,448)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $ 41,605,826
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

26

EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
=============================================================================================================
                                                                                                   Market
COMMON STOCKS -- 91.7%                                                            Shares             Value
-------------------------------------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL -- 28.5%
Abbott Laboratories......................................................           30,000     $   1,404,375
Albertson's, Inc.........................................................           15,000           814,687
American Home Products Corp..............................................           20,000         1,305,000
Johnson & Johnson........................................................           22,000         2,061,125
Merck & Co., Inc.........................................................           20,000         1,603,750
Newell Rubbermaid, Inc...................................................           30,000         1,425,000
PepsiCo, Inc.............................................................           35,000         1,371,563
Pfizer, Inc..............................................................           20,000         2,775,000
Procter & Gamble Co......................................................           25,000         2,448,438
Sara Lee Corp............................................................           34,000           841,500
Schering-Plough Corp.....................................................           12,000           663,750
                                                                                              ---------------
                                                                                               $  16,714,188
                                                                                              ---------------
TECHNOLOGY -- 20.3%
Compaq Computer Corp. ...................................................           40,000     $   1,267,500
Hewlett-Packard Co.......................................................           17,500         1,186,719
Intel Corp...............................................................           20,000         2,382,500
Lucent Technologies, Inc.................................................            3,888           418,932
MCI Worldcom*............................................................           22,000         1,948,375
Motorola, Inc............................................................            9,000           659,250
Northern Telecom Limited.................................................           15,000           931,875
Sun Microsystems, Inc.*..................................................           25,000         3,123,437
                                                                                              ---------------
                                                                                               $  11,918,588
                                                                                              ---------------
FINANCIAL SERVICES -- 17.1%
AFLAC, Inc...............................................................           40,000     $   2,177,500
American International Group.............................................           16,500         1,990,312
Bank of New York Co., Inc................................................           60,000         2,156,250
Freddie Mac..............................................................           30,000         1,713,750
Horace Mann Educators Corp...............................................           40,000           927,500
Wells Fargo Co...........................................................           30,000         1,051,875
                                                                                              ---------------
                                                                                               $  10,017,187
                                                                                              ---------------
CONSUMER, CYCLICAL -- 13.1%
Gap, Inc.................................................................           45,000     $   3,029,063
Mattel, Inc..............................................................           55,000         1,368,125
McDonald's Corp..........................................................           46,000         2,084,375
The Walt Disney Co.......................................................           39,000         1,213,875
                                                                                              ---------------
                                                                                               $   7,695,438
                                                                                              ---------------
ENERGY -- 4.3%
Apache Corp..............................................................           35,000     $     912,187
Enron Corp...............................................................           25,000         1,606,250
                                                                                              ---------------
                                                                                               $   2,518,437
                                                                                              ---------------
CONGLOMERATES -- 3.2%
General Electric Co......................................................           17,000     $   1,880,625
                                                                                              ---------------

INDUSTRIAL -- 2.7%
Diebold, Inc.............................................................           30,000     $     720,000
Emerson Electric Co......................................................           17,000           899,937
                                                                                              ---------------
                                                                                               $   1,619,937
                                                                                              ---------------
                                                                              27

EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 91.7%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 2.5%
duPont (E.I.) de Nemours & Co............................................           25,000     $   1,451,563
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $34,520,209)...................................                      $  53,815,963
                                                                                              ---------------

================================================================================================================
                                                                                  Face             Market
REPURCHASE AGREEMENTS (1)-- 9.2%                                                  Value             Value
----------------------------------------------------------------------------------------------------------------
Bank One, N.A., 4.95%, dated 3/31/99, due 4/01/99,
  repurchase proceeds $5,420,745.........................................    $   5,420,000     $   5,420,000
                                                                             --------------   ---------------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS-- 100.9% ..................                      $  59,235,963

LIABILITIES IN EXCESS OF OTHER ASSETS--  (0.9%) .........................                           (529,724)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  58,706,239
                                                                                              ===============

*  Non-income producing security.
(1)Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

28

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 92.4%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 52.9%
Applied Materials, Inc.*.................................................           21,000     $   1,295,438
Compuware Corp.*.........................................................           20,000           477,500
EMC Corp.*...............................................................           11,000         1,405,250
Intel Corp...............................................................           11,000         1,310,375
International Business Machines Corp.....................................            7,000         1,240,750
Lexmark International Group, Inc. - Class A*.............................            9,500         1,061,625
Novell, Inc.*............................................................           89,000         2,241,688
Oracle Corp.*............................................................           57,750         1,523,156
Sun Microsystems, Inc.*..................................................           20,000         2,498,750
                                                                                              ---------------
                                                                                               $  13,054,532
                                                                                              ---------------
HEALTH CARE -- 20.2%
Amgen, Inc.*.............................................................           10,000     $     748,750
Baxter International, Inc................................................           11,000           726,000
Becton, Dickinson and Co.................................................           10,000           383,125
Bristol-Myers Squibb Co..................................................           16,000         1,029,000
Pharmacia & Upjohn, Inc..................................................           16,000           998,000
Schering-Plough Corp.....................................................           20,000         1,106,250
                                                                                              ---------------
                                                                                               $   4,991,125
                                                                                              ---------------
ENTERTAINMENT -- 6.3%
Carnival Corp. - Class A.................................................           25,000     $   1,214,062
Marriott International, Inc. - Class A...................................           10,000           336,250
                                                                                              ---------------
                                                                                               $   1,550,312
                                                                                              ---------------
RETAIL -- 4.0%
CVS Corp.................................................................           15,000     $     712,500
Walgreen Co..............................................................            9,200           259,900
                                                                                              ---------------
                                                                                               $     972,400
                                                                                              ---------------
FINANCIAL SERVICES -- 3.3%
Concord EFS, Inc.*.......................................................           29,700     $     818,606
                                                                                              ---------------

AEROSPACE/DEFENSE -- 2.9%
General Dynamics Corp....................................................           11,200     $     719,600
                                                                                              ---------------



TRANSPORTATION -- 2.8%
AMR Corp.*...............................................................            7,500     $     439,219
MotivePower Industries, Inc.*............................................           10,000           251,250
                                                                                              ---------------
                                                                                               $     690,469
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $13,246,808)...................................                      $  22,797,044
                                                                                              ---------------

                                                                              29


GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
===================================================================================================================
                                                                                    Par             Market
U. S. GOVERNMENT AGENCY ISSUES-- 7.6%                                             Value             Value
-------------------------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp. Discount Note, 4/01/99
   (Amortized Cost $1,865,000)...........................................     $   1,865,000    $   1,865,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $15,111,808) .......                      $  24,662,044

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% ............................                              1,683
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  24,663,727
                                                                                              ---------------

* Non-income producing security.

See accompanying notes to financial statements.

30

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 97.6%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 52.3%
Compuware Corp.*.........................................................           25,000     $     596,875
EMC Corp.*...............................................................            5,000           638,750
Intel Corp...............................................................            4,500           536,063
Lexmark International Group, Inc. - Class A*.............................            4,500           502,875
Novell, Inc.*............................................................           50,000         1,259,375
Oracle Corp.*............................................................           16,875           445,078
Seagate Technology, Inc.*................................................           18,000           532,125
SMART Modular Technologies, Inc.*........................................           30,000           448,125
Sun Microsystems, Inc.*..................................................            5,000           624,688
Teradyne, Inc.*..........................................................            7,000           381,937
                                                                                              ---------------
                                                                                               $   5,965,891
                                                                                              ---------------
HEALTH CARE -- 24.0%
Alternative Living Services, Inc.*.......................................           10,000     $     200,000
Amgen, Inc.*.............................................................            6,000           449,250
Biogen, Inc.*............................................................            4,000           457,250
Capital Senior Living Corp.*.............................................           14,800           104,525
Chiron Corp.*............................................................           13,000           285,188
Elan Corp. plc - ADR*....................................................            3,000           209,250
Pharmacia & Upjohn, Inc..................................................            9,000           561,375
Sunrise Assisted Living, Inc.*...........................................            6,000           273,375
Watson Pharmaceuticals, Inc.*............................................            4,400           194,150
                                                                                              ---------------
                                                                                               $   2,734,363
                                                                                              ---------------
RETAIL -- 8.2%
CVS Corp.................................................................            5,500     $     261,250
Shop At Home, Inc.*......................................................           20,000           251,250
Walgreen Co..............................................................           14,800           418,100
                                                                                              ---------------
                                                                                               $     930,600
                                                                                              ---------------
ENTERTAINMENT -- 4.3%
Carnival Corp. - Class A.................................................           10,000     $     485,625

                                                                                              ---------------

TRANSPORTATION -- 3.5%
MotivePower Industries, Inc.*............................................            5,000     $     125,625
Southwest Airlines Co....................................................            9,000           272,250
                                                                                              ---------------
                                                                                               $     397,875
                                                                                              ---------------

TELECOMMUNICATIONS -- 2.9%
Uniphase Corp.*..........................................................            2,900     $     333,862
                                                                                              ---------------

FINANCIAL SERVICES -- 2.4%
Viad Corp................................................................           10,000     $     278,125
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $7,807,609) ...................................                      $  11,126,341
                                                                                              ---------------

                                                                              31


AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
================================================================================================================
                                                                                   Par             Market
U.S. GOVERNMENT AGENCY ISSUES-- 2.4%                                              Value             Value
----------------------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp. Discount Note, 4/01/99
   (Amortized Cost $280,000).............................................      $   280,000     $     280,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $8,087,609) ........                      $  11,406,341

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%) ..........................                             (4,231)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  11,402,110
                                                                                              ---------------

* Non-income producing security.
  ADR - American depositary receipt.

See accompanying notes to financial statements.

32

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


Logo ARTHUR ANDERSEN LLP

To the Shareholders and Board of Trustees of Countrywide Strategic Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Strategic Trust (comprising, respectively, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund) as of March 31, 1999, and (i) for the Utility Fund and Equity Fund the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon and (ii) for the Growth/Value Fund and Aggressive Growth Fund the related statements of operations, statements of changes in net assets and the financial highlights for the year ended March 31, 1999, the seven-month period ended March 31, 1998 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Growth/Value Fund and Aggressive Growth Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Countrywide Strategic Trust as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.




/s/ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
April 30, 1999

Countrywide Investments
------------------------

COUNTRYWIDE STRATEGIC TRUST
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999

SHAREHOLDER SERVICES
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050

BOARD OF TRUSTEES
Angelo R. Mozilo, Chairman
Robert H. Leshner, President
Donald L. Bogdon, M.D.
H. Jerome Lerner
Howard J. Levine
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.